FIRST AMENDMENT

                             TO

     SALE AND PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS


      THIS AMENDMENT made and entered into this 8th day   of
July,  1999,  by  and between AEI Fund Management,  Inc.,  a
Minnesota corporation, ("Purchaser") and Marie Callender Pie
Shops, Inc., ("Seller");

     WITNESSETH, that:

      WHEREAS, on the 2nd day of June, 1999 the parties hereto executed a Sale and Purchase Agreement and Escrow
Instructions (Agreement ") for those certain properties located as follows:

1.   Gresham #247             Farris Road, Gresham, OR

2.   Henderson #245           Warm Springs Road, Henderson, NV

3.   Amarillo #261            4111 Wolfin Avenue, Amarillo, TX

(collectively "the Properties"); and

      WHEREAS, AEI and Borrower have agreed to amend certain terms and conditions of said Agreement as hereinafter provided;

      NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed between the parties as follows:

1.    The  ten (10) business days referred to in  the  first
line  of   Paragraph 5.4 beginning is deleted  and  replaced
with twenty (20) business days.

2. The thirty (30) business days referred to in the third line of Paragraph 5.1 is deleted and replaced with forty-five (45) business days.


      EXCEPT AS SPECIFICALLY SET FORTH ABOVE all other terms
and   conditions  of  said  Lease  Documents  shall   remain
unchanged and in full force and effect.


                       AEI FUND MANAGEMENT, INC.


                       By:/s/ Mark E Larson
                              Mark E. Larson
                              Its: Chief Financial Officer




                         MARIE CALLENDER PIE SHOPS, INC.

                         By: /s/ Stephen Jennings

                              Its: Chief Financial Officer